Income Tax Disclosure: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Details
Net Income (loss)	$ 559,039	$ 10,046
Statutory tax rate	27.00%	27.00%
Expected tax recovery	$ 151,000	$ 3,000
Permanent differences and other	(26,000)	(10,000)
Effect of foreign exchange rate	(19,000)	(8,000)
Use of non-capital losses	125,000	0
Change in valuation allowance	(231,000)	15,000
Provision for income taxes	$ 0	$ 0